Exhibit 99.2 Good Morning, I have some important information to share with you regarding Metro Bank. Over the past month we have been in discussions with a potential strategic partner whose business model, commitment to unparalleled customer service and employee centric culture, closely align with ours. After thorough analysis and due diligence, executive management and the Board of Directors feel that this company is an excellent strategic fit for us. Becoming part of a larger financial institution provides the necessary resources to enable us to enhance the experiences of our customers while increasing shareholder value. The combined organization will have additional resources, infrastructure and product offerings to provide our customers even more. The partner, FNB Corporation, headquartered in Pittsburgh, Pa., is an $18 billion asset financial services provider currently offering a broad range of banking, wealth management and insurance products. First National Bank has a unique competitive advantage in that they offer the resources and breadth of sophisticated products and services of a larger institution, but maintain the flexibility and personal touch of a community bank. Together, our consumer and commercial customers will enjoy a consistent experience delivered through a network of nearly 315 locations across Pennsylvania and extending into Maryland, Ohio, and West Virginia. Over the past 30 years, Metro has proudly served the Central Pennsylvania region. By joining together with FNB, we can build on that momentum and better serve all of our present and future customers. We know that you will have questions, and the management teams of both Metro and FNB are committed to providing you with more information about the merger as soon as it becomes available. As we move forward, we will all learn more about FNB plans for integration and have the opportunity to ask questions. I have attached information that provides you with additional details about FNB Corporation. It also includes pertinent Q & A information related to the combination of the two institutions. We expect that local media, community members and customers may contact employees for information regarding this announcement. To ensure a consistent and accurate response to the media, please do not respond to media inquiries. Instead, please direct all media calls to Jennifer M. Reel, FNB’s Senior Vice President and Director of Corporate Communications, at 724-983-4856 or 724-699-6389 (cell). Today marks a new chapter in the history of Metro. For now, I ask that you remain focused on continuing to deliver the high level of service our customers and your co-workers are accustomed to. My heartfelt thanks to each and every one of you for all that you do.

Cautionary Statement Regarding Forward-Looking Statements: The information contained in this communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor for "forward- looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. These forward-looking statements include, but are not limited to, the expected completion date, financial benefits and other effects of the proposed merger of F.N.B. Corporation (“FNB”) and Metro Bancorp, Inc. (“Metro”). The words “look forward,” “continue,” “will,” "progress,” “committed,” “initiatives,” “expect,” “intend,” “plan,” “could,” “should,” “would,” “believe,” “anticipate,” and “estimate” and similar expressions are intended to identify forward-looking statements. Such statements involve risks and uncertainties that could cause actual results to differ, possibly materially, including, without limitation, the following: the inability to complete the merger in a timely manner; the inability to complete the merger due to the failure of Metro’s shareholders to approve the merger agreement and the merger, or FNB’s shareholders to approve the issuance of FNB common stock in connection with the merger; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory approvals; the failure of the proposed merger to close for any other reason; the possibility that any of the anticipated benefits of the proposed merger will not be realized; the effect of the announcement of the merger on FNB’s, Metro’s or the combined company’s respective business relationships, operating results and business generally; and diversion of management’s attention from ongoing business operations and opportunities. In addition, you should carefully consider the risks and uncertainties and other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the joint proxy statement/prospectus to be delivered to Metro’s and FNB’s shareholders, and in FNB’s and Metro’s respective filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s website, located at www.sec.gov, including the sections entitled “Risk Factors” in FNB’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, and “Risk Factors” in Metro’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 16, 2015. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. Metro undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between FNB and Metro. In connection with the proposed merger, FNB intends to file a registration statement on Form S-4 with the SEC, containing a preliminary joint proxy statement of Metro and FNB and a preliminary prospectus of FNB, as well as other relevant documents concerning the proposed merger. The final joint proxy statement/prospectus will be delivered to Metro’s and FNB’s shareholders. This communication is not a substitute for the registration statement, definitive joint proxy statement/prospectus or any other documents that FNB or Metro may file with the SEC or send to shareholders in connection with the proposed merger. SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders will be able to obtain copies of the joint proxy statement/prospectus and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov. In addition, investors and security holders may obtain free copies of the documents FNB has filed with the SEC by contacting James Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and free copies of the documents Metro has filed with the SEC by contacting Investor Relations (Sherry Richart), Metro Bancorp, Inc., 3801 Paxton Street, Harrisburg, PA 17111, telephone: (717) 412-6301. Participants in Solicitation FNB, Metro and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about the directors and executive officers of FNB is set forth in the proxy statement for FNB’s 2015 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2015, and FNB’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015. Information about the directors and executive officers of Metro is set forth in the proxy statement for Metro’s 2015 Annual Meeting of Shareholders, which was filed with the SEC on May 22, 2015, and Metro’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 16, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. You may obtain free copies of these documents as described above.

Questions & Answers Q: Can you explain why this merger is attractive for both banks? A: First National Bank is a premium organization and a natural fit for Metro Bank. Millions of customers in Pennsylvania, Maryland, Ohio, West Virginia and surrounding markets already know the First National Bank brand and the quality for which it stands. Customers are familiar with their commitment to local communities. FNB understands this market and has chosen to expand their presence because they are certain that, together, we can strengthen the level of service provided to all customers. Perhaps more importantly, we know we are joining an organization that values its employees and believes in recognizing their achievements. First National Bank has been honored repeatedly as a top workplace and we are confident that our exceptional employees will thrive in a culture that prioritizes collaboration and innovation. For First National Bank, the merger is consistent with their strategic long-term plan of partnering with quality organizations that present opportunities for sustainable, organic growth down the line. Our impressive retail network adds valuable scale and deposit share for First National Bank, especially in their Capital Region, where together we will hold the #3 retail deposit market share position. More important, however, is Metro Bank’s proven commitment to its customers and communities – shared by First National Bank as one of its founding principles. We are confident this merger will be mutually beneficial for customers, shareholders, and employees and that we are growing stronger to better serve each of our key audiences. Q: What impact will the merger have to our customers? A: No service interruptions are expected. In fact, this partnership will offer customers greater financial management opportunities such as Wealth Management, International Banking and Insurance products and services. Building on Metro Bank’s deep community ties, this partnership will further increase customer access to banking services through an expanded branch and ATM network across four states. Metro Bank has done a wonderful job serving our customers, and we intend only to build on our high quality customer experience standards. We will work closely with First National Bank to ensure that the transition is as seamless as possible, and that our customers have the information they need to feel confident in the continued success of their banking relationship. Q: How should I answer customer questions about the transition? A: Merger announcements understandably raise a number of questions and concerns. It is important to reassure our customers that we are working together to ensure a seamless transition.

Feel free to explain to customers that we are still in the very early stages of the announcement, and will share specifics as they become available. Until the merger receives all necessary approvals, customers are encouraged to rely on official bank communication channels for timely, up-to-date and accurate information. Our stores will receive a pre-merger brochure in the coming weeks that will provide customers with additional information regarding our partnership with First National Bank. In the meantime, customers and employees alike are welcome to explore First National Bank’s website at fnb-online.com to learn more about the company, its culture and the products and services that will soon be available. Q: How much overlap is there between the two banks? A: Metro Bank provides First National Bank with additional scale and an increased physical presence in their Capital Region. While overlap is very limited, we will continue to evaluate our combined branch networks to determine the optimal locations through which to serve our customers and drive efficiency. As that strategy evolves, you can expect that we will strive to maintain as many employees as possible, all while continuing to serve customers’ daily banking needs and providing top level support. Q: Most mergers result in job losses. What can we expect? A: First National Bank has a deep respect for our talented workforce and the premium reputation they have built in our communities. Of course, the nature of a merger is to create better operating efficiencies and a stronger, healthier company. Cost savings will result from eliminated redundancies with third party vendor services such as data processing, service contracts, compliance examinations, association fees, marketing and other outside services. However, there may also be some job loss due to duplication. In those cases, First National Bank and Metro Bank will provide assistance including career planning and other avenues of support. It is also reasonable to expect that new jobs will be created and available as the bank continues to grow. First National Bank will make every effort to see that displaced personnel are moved to another location when possible, and will ensure that affected employees receive priority treatment to apply for open positions, regardless of location, before they are filled. Q. Overall, what does the merger mean for Metro Bank employees? A: The combined entity will now represent a stronger, larger organization that continues to value the employees who have been, and remain, our most important business asset. Employees are the key to smart growth, and we understand just how important a quality workforce is to the success of our company. That’s why we strive to develop an honest and mutually beneficial relationship with every employee. It’s also why the combined organization will attempt to continue operating with as many of our employees as possible, understanding that they have dedicated themselves to serving our customers, shareholders and communities. As part of a larger financial institution, our employees also have access to more robust development opportunities. First National Bank’s goal, as it has always been, is to promote from within. The success of this strategy is apparent in their leadership team, comprised largely of individuals bringing extensive yet diverse experience to the company through previous mergers. Together, we are proud to continue - and build upon - our mutual strengths, and we are looking forward to working together to grow this region. Q: There are benefits to being a community bank. Now that we are a much larger organization, does that mean we are going to have more of a “big bank” feel? A: First National Bank has a unique competitive advantage in that they offer the resources and breadth of sophisticated services of a larger institution, but maintain the flexibility and personal touch that frequently define a community organization. In many ways, it’s the best of both worlds. In fact, First National Bank’s regional bank model is known for the trust and authority they place in local leadership. That means the decisions impacting our region will be made by local professionals who truly understand our clients and communities. As a result, Metro Bank customers will have access to an enhanced array of products and services, delivered by knowledgeable professionals who are committed to understanding their complete financial picture – based not just on dollars and cents, but on the local challenges and opportunities that affect them most. Q: When will the acquisition be complete? A: The transaction is expected to close in the first quarter of 2016. Q: Where can I get more answers about this merger? A: Know that we are committed to providing you with open, honest communication regarding the transition. We are in the very early stages of this transition, and will provide specifics as they are available. In the meantime, please rely on official bank channels for information and know that you can expect timely communications from both banks throughout the process. Again, we thank you for your contributions as we grow our business in this region we are proud to call home. ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT F.N.B. Corporation and Metro Bancorp, Inc. will file a joint proxy statement/prospectus and other relevant documents with the SEC in connection with the merger.

SHAREHOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation and Metro Bancorp, Inc. have filed with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and free copies of the documents Metro Bancorp, Inc. has filed with the SEC by contacting Investor Relations (Sherry Richart), Metro Bancorp, Inc., 3801 Paxton Street, Harrisburg, PA 17111, telephone: (717) 412- 6301. F.N.B. Corporation and Metro Bancorp, Inc. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed merger. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the joint proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale.

Commercial Banking  Corporate and Business Banking  Investment Real Estate  Asset-Based Lending  Treasury Management  Lease Financing  Capital Markets  International Banking Wealth Management  Trust and Fiduciary  Retirement Services  Investment Advisory  Brokerage  Private Banking Consumer Banking  Deposit Products  Mortgage Banking  Consumer Lending  Mobile and Online Banking  Indirect Lending Insurance  Property and Casualty  Employee Benefits  Personal  Title Consumer Finance  Regency Finance Company “We exist to help our customers achieve economic success and financial security, and we do this in part by building relationships based on trust and integrity. We are dedicated to enhancing the lives of the people and the communities that we serve.” - Vincent J. Delie, Jr. President and CEO, F.N.B. Corporation CEO, First National Bank PENNSYLVANIA OHIO WEST VIRGINIA MARYLAND Metro Headquarter Hubs Corporate Profile F.N.B. Corporation is the holding company for First National Bank. Established in 1864, F.N.B. remains known for a passion for what’s right and a commitment to our customers and the communities we serve. F.N.B. offers a broad array of financial services to provide customers with comprehensive money management solutions.  F.N.B. Corporation, a publicly traded company on the NYSE (FNB), has a market capitalization of $2.5 Billion.  F.N.B.’s inclusion in Standard & Poor’s SmallCap 600 Index reinforces that F.N.B. is characterized by stability and poised for continued growth.  Experienced executive leaders are supported by a growing team of highly-qualified financial professionals that contribute to the rising success of a top 50 bank holding company. First National Bank is recognized for its stability and exceptional customer service:  First National Bank is consistently recognized as a Top Workplace.  First National Bank is a winner of a 2014 Greenwich Excellence in Banking Award in Middle Market Banking for Overall Satisfaction in the Northeast Region.  First National Bank has a growing consumer presence spanning six states and holds a top retail deposit share in three of the country’s major metropolitan statistical areas. Connect with us 1-800-555-5455 FNBMedia@fnb-corp.com fnb-online.com First National Bank EQUAL HOUSING LENDER